EXHIBIT 99.1

Charge Enterprises Reports Record Infrastructure Backlog Surpassing $100 Million and Reaffirms Growth Strategy

•	$107 Million Signed Infrastructure Project Backlog as of March 31, 2023
•	Backlog Driven by Significant Growth in EV Infrastructure Division
•	EV Charging Infrastructure Backlog Currently Represents over 20% of Total Backlog; Reaffirming Strategy to Invest in the EV Charging Infrastructure Sector

New York – April 19, 2023 – Charge Enterprises, Inc. (Nasdaq: CRGE) (“Charge” or the “Company”), today reported record backlog after the close of the first quarter 2023 and reaffirmed its commitment to pursuing growth within the EV charging infrastructure sector.

“We have demonstrated through our record backlog that we continue to provide essential infrastructure services in the EV charging, broadband infrastructure and electrical infrastructure markets.  The growth of our backlog is a testament to the leadership of our infrastructure divisions, the processes that we are implementing, and the teams that we are building,” said Andrew Fox, CEO of Charge.

“The growth of our EV charging infrastructure division, Charge Infrastructure (CI), reinforces our strategy to focus on the EV transition as a pillar of our company’s future.  CI’s backlog growth, now representing over 20% of the total, supports that our unique and specialized offering is valued by our clients.  Our 150 years of automotive OEM expertise, investment in educating our customers while we remain focused on white-glove service, and our commitment to deliver client-centric solutions throughout the project differentiates Charge.  We continue to focus on our mission to be the trusted advisor for EV charging infrastructure ecosystems, and we are grateful to play a role in the transition from gas to electric powered vehicles,” Fox concluded.

About Charge Enterprises, Inc.

Charge Enterprises, Inc. is an electrical, broadband and EV charging infrastructure company that provides clients with end-to-end project management services. We operate in two segments:  Infrastructure, which has a primary focus on EV charging, broadband and wireless, and electrical contracting services; and Telecommunications, which provides connection of voice calls and data to global carriers. Our vision is to be a leader in enabling the next wave of transportation and connectivity. By building, designing, and operating seamless infrastructure for electric vehicles, we aim to create a future where transportation is clean, efficient, and connected and to empower individuals, communities, and businesses to thrive in a more sustainable world. Our plan is to cultivate repeat customers and recurring revenue by deploying a multi-phased strategy, initially where investment in the EV charging revolution is taking place, the nation’s approximately 18,000 franchised auto dealers.

To learn more about Charge, visit Charge Enterprises, Inc.

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Notice Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge’s future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement. Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the business plans and strategies of Charge, Charge’s future business development, market acceptance of electric vehicles, Charge’s ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, rising interest rates and the impact on investments by our customers, and other risks discussed in Charge’s filings with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC, including the factors described in the section captioned “Risk Factors” of Charge’s Annual Report on Form 10-K  filed with the SEC on March 15, 2023, as well as subsequent reports we file from time to time with the SEC which are available on the SEC’s website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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Contacts:

Investors

Christine Cannella (954) 298-6518

Ccannella@charge.enterprises

Media:

Kristopher Conesa (305) 975-5934

kconesa@csuitepr.com

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